UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2012

Universal Capital Management, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	00-51132	20-1568059
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Annand Drive, Suite 16 Wilmington, DE		19808
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 998-8824

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On March 16, 2012, pursuant to a private offering, the registrant issued 7,275,000 shares of its restricted common stock, in exchange for $72,750 in officer and director services performed by the registrant’s current and former directors and officers, and professional services provided by the registrant’s service providers. The number of outstanding shares of common stock of the registrant is now 13,187,426.

Three purchasers were non-accredited investors, seven purchasers were accredited investors. The registrant relied on Section 4(2) of the Securities Act of 1933 as amended, since the transaction did not involve any public offering.  No underwriters were utilized and no commissions or fees were paid with respect to any of the above transactions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CAPITAL MANAGEMENT, INC.

By: /s/Michael D. Queen

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   Michael D. Queen, CEO

Dated: March 16, 2012